Note 19. Loss Per Share (Notes)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
LOSS PER SHARE
In 2014, 2013 and 2012, basic and diluted loss per share (EPS) were calculated as follows:

	2014		2013		2012
	Basic	Diluted	Basic	Diluted	Basic	Diluted
In millions, except per share amounts
EPS Numerator:
Net loss attributable to continuing operations	$(1,090.2)	$(1,090.2)	$(544.0)	$(544.0)	$(271.9)	$(271.9)
Net (loss) income attributable to discontinued operations	(90.2)	(90.2)	(42.7)	(42.7)	121.3	121.3
Adjustment for net income attributable to redeemable interest holder	(5.2)	(5.2)	—	—	—	—
Adjustment of redeemable noncontrolling interest	—	—	(6.8)	(6.8)	(1.6)	(1.6)
Adjusted net loss to common stockholders	$(1,185.6)	$(1,185.6)	$(593.5)	$(593.5)	$(152.2)	$(152.2)

EPS Denominator:
Weighted-average shares outstanding	269.2	269.2	241.7	241.7	230.9	230.9
Loss per share from continuing operations	$(4.06)	$(4.06)	$(2.28)	$(2.28)	$(1.19)	$(1.19)
(Loss) income per share from discontinued operations	(0.34)	(0.34)	(0.18)	(0.18)	0.53	0.53
Net loss per share	$(4.40)	$(4.40)	$(2.46)	$(2.46)	$(0.66)	$(0.66)

For the year ended December 31, 2013 and 2012, the numerator of the EPS from continuing operations calculation included the amount recorded to adjust the redeemable noncontrolling interest balance to redemption value.  For the year ended December 31, 2014, the numerator of the EPS from continuing operations calculation was reduced by the holder's share of the net income of certain subsidiaries as a result of the Share Sale Agreement entered into with the noncontrolling interest holder.
In 2014, 2013 and 2012, all options and warrants to purchase our stock and restricted stock units and the Conversion Options and Warrants associated with the convertible senior notes (see Note 10) were excluded from the calculation of diluted EPS because the effect was antidilutive due to the net loss incurred for the respective periods.